UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

ROADSHIPS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-141907	20-5034780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1846 E. Innovation Park Drive Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 318-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 21, 2015, the Registrant acquired (the “Acquisition”) all the issued and outstanding shares of Click Evidence, Inc. (“Click”), an emerging growth company existing under the laws of the State of Arizona that has developed and owns a patent pending trustable imaging technology for smartphones. Under the terms of the Acquisition, the Registrant issued 1,796,571,209 shares of its common stock from treasury (the “RDSH Shares”) in exchange for 14,239,705 shares of Click common stock (the “Click Shares”). As a result of the Acquisition, Click has become a wholly-owned subsidiary of the Registrant.

As used in this current report, the terms the “Company,” “we,” “us,” and “our” refer to the Company, including its wholly owned subsidiaries, Roadships Holdings, Inc., after giving effect to the Merger, unless otherwise stated or the context clearly indicates otherwise.

This current report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, all of which are attached as exhibits to this current report.

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TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	4
Item 2.01	Completion of Acquisition or Disposition of Assets	4
Item 9.01	Financial Statements and Exhibits	11
	Index to Financial Statements	12

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 21, 2015, the Company entered into the Merger Agreement with Click Evidence, Inc., which we refer to in this current report as the “Merger Agreement,” and completed the Merger. For a description of the Merger and the material agreements entered into in connection with the Merger, please see the disclosures set forth in Item 2.01 in this current report, which disclosures are incorporated into this item by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

BACKGROUND OF THE COMPANY

The Company was incorporated as Caddystats, Inc. on June 6, 2006 under the laws of the State of Delaware, to publish low cost golf course guides.

On February 25, 2009, the board of directors approved a 5:1 forward split of the Company's common stock.

On March 3, 2009, the Company acquired all of the voting shares of Roadships Holdings, Inc., a Florida corporation, and Roadships America, Inc., also a Florida corporation, for 16,025,000 shares of the Company's common stock. Upon completion of these acquisitions, the Company abandoned its publishing business and began to pursue opportunities in the short-sea and ground freight industry sectors.

On March 3, 2009, the Company changed its name to Roadships Holdings, Inc. and increased its authorized capital to 1,000,000,000 shares of common stock.

On May 25, 2009, the Company formed Roadships Acquisitions Pty, Ltd. a corporation formed under the laws of Australia, to identify and act upon synergistic acquisition targets in Australia and the surrounding area.

On June 15, 2009, the Company's board of directors approved a 1.97576614:1 stock dividend to the holders of the Company's common stock.

On June 15, 2009, the Company acquired Endeavour Logistics Pty. Ltd., to develop and accommodate organic growth within the Australia market.

On May 20, 2010, Endeavor Logistics Pty Ltd. was renamed Roadships Freight Pty Ltd.

On September 18, 2014, Roadships Acquisitions Pty Ltd. was renamed Peobi Pty Ltd. and repurposed to develop internet applications in support of the transport industry.

On December 2, 2014, Peobi Pty Ltd. was renamed Polybia Studios Pty Ltd.

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THE MERGER

On May 21, 2015, the Registrant acquired (the “Acquisition”) all the issued and outstanding shares of Click Evidence, Inc. (“Click”), an emerging growth company existing under the laws of the State of Arizona that has developed and owns a patent pending trustable imaging technology for smartphones. Under the terms of the Acquisition, the Registrant issued 1,796,571,209 shares of its common stock from treasury (the “RDSH Shares”) in exchange for 14,239,705 shares of Click common stock (the “Click Shares”). As a result of the Acquisition, Click has become a wholly-owned subsidiary of the Registrant.

The RDSH Shares were issued by the Registrant at a deemed price of $0.0012 per share to 16 Click shareholders (the “Click Shareholders”) on the basis of 126.166322265805 RDSH Shares for each of the issued and outstanding Click Shares. The number of RDSH Shares issued for the Click Shares was determined by negotiation between the parties to the Acquisition and was approved by the Registrant’s board of directors as being fair and in the best interest of the Registrant.

The RDSH Shares were issued as fully paid and non-assessable under an exemption from registration in section 4(2) of the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Each of the Click Shareholders has represented such shareholder’s intention to acquire the RDSH Shares for investment only and not with a view to or for sale in connection with any distribution thereof. No general solicitation was made in connection with the offer or sale of the RDSH Shares.

As a result of the issuance of the RDSH Shares, Dr. Jon N. Leonard, the President, Chief Executive Officer and a director of Click, has acquired sole voting and investment control over 1,387,829,545 shares of the Registrant’s common stock, representing 46.4% voting control of the Registrant. At the time of the Acquisition, Dr. Leonard directly owned 10,000,000 Click Shares and had sole voting and investment control over a further 1,000,000 Click Shares.

ACCOUNTING TREATMENT

For financial reporting purposes, the Merger represents a capital transaction of Click Evidence, Inc. or a “reverse merger” rather than a business combination, because the sellers of Click controlled the Company immediately following the completion of the Merger. As such, Click is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a recapitalization of Click. Accordingly, the assets and liabilities and the historical operations that will be reflected in the Company’s ongoing financial statements will be those of Click Evidence, Inc. and will be recorded at Click’s historical cost basis. The Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Click after consummation of the Merger. The Company’s historical capital accounts will be retroactively adjusted to reflect the equivalent number of shares issued by the Company in the Merger while Click’s historical retained earnings will be carried forward. The historical financial statements of the Company before the Merger will be replaced with the historical financial statements of Click before the Merger in all future filings with the Securities and Exchange Commission, or “SEC”. The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

On the May 28, 2015, Dr. Jon N. Leonard, the Chairman, President, Chief Executive Officer and sole director of the Company, appointed Matthew Staker to the Company’s board of directors. The officers and directors of the Company as of the Closing Date are identified in this current report under the heading “Directors and Executive Officers.”

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CURRENT OWNERSHIP

Immediately after giving effect to the Merger, the issuance of an aggregate of 1,796,571,210 shares of our common stock to the former stockholders of Click Evidence, Inc., 2,987,633,430 shares of our common stock and no shares of our preferred stock were issued and outstanding.

CHANGE OF CONTROL

Except as described herein, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Company’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of common stock pursuant to the Merger, a change in control of the Company occurred as of the date of consummation of the Merger.

DESCRIPTION OF BUSINESS

Overview

The Company has two divisions: a Technology Division reflecting the acquisition of Click and a Transport Division, reflecting the Company's historical business.

Technology Division

The Technology division is headed by Click CEO and founder, Dr. Jon N Leonard.

The Division operates in the internet applications space, a space uniquely able to embrace fast growing and novel business. The iPhone, Google, Facebook, Amazon, Twitter, Android, Uber and numerous other examples are reminders of the ability of the internet applications space to surprise us with the arrival --seemingly from out of nowhere- of wholly new business universes.

Click is developing a system branded "KlickZie" aimed at turning smartphones, including iPhones, Android phones and other smartphones, into trustable imagers and advanced communicators. Trustable imagers means that the pictures and videos can be trusted to be the original, untampered, un-Photoshopped pictures and videos made by the smartphone. Advanced communicators means that the pictures and videos can be used as living, trusted portals to communicate with others.

The KlickZie system concept consists of downloadable software able to securitize the imaging process in the smartphone, together with an advanced cloud system to authenticate KlickZie pictures and videos and to make possible imagery based communication among people who happen upon KlickZie pictures and videos.

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Plan of Operations

The technology division is focused on developing, implementing and monetizing the KlickZie system. The KlickZie system concept has two major components: the downloadable KlickZie smartphone imaging engine and the KlickZie cloud-based services subsystem.

The heart of the KlickZie system concept is the smartphone imaging engine. The imaging engine securitizes and marks the smartphone's imagery with techniques that form the basis of the trustability of the smartphone's pictures and videos and the ability to use these pictures and videos as portals of communication.

The smartphone imaging engine requires the KlickZie cloud-based services to authenticate the imagery it creates -authentication being the basis of trustability. The engine also requires the cloud-based services to turn its pictures and videos into communications portals.

The functionalities in the smartphone-housed software and cloud housed components are exacting and highly advanced, requiring a seasoned and world class team for development and rollout. The kernel of the KlickZie team for this job is in place now. The company is intent on hiring the best and brightest in the land to round out the team.

KlickZie Product Rollout. Rolling out KlickZie requires hiring activity to round out the Click Technical Team. Additional required technical staff include: cloud architects, database engineers, image processing engineers, full stack software engineers, steganography software developers, app development software engineers, and smartphone code defense software engineers.

Product rollout consists of three phases.

Phase 1: This phase builds a minimal testable KlickZie system --including the smartphone imaging engine and the service cloud (the Rev 1 KlickZie system). Rev 1 needs to identify and fix functionality, user experience and user interface issues. And it also aims to build a loyal base of early adopters to help find and solve these issues and to define Rev 2.

Phase 2: Thus activity builds and releases Rev 2 into a limited audience. The purpose of Rev 2 is to optimize our user experiences and user interfaces, to define, build, test and finalize our viral growth method, to finalize the smartphone imaging engine, to test/finalize the cloud subsystem for global scale up, to build a seed population of 200,000 contented users, and to plan global rollout.

Phase 3: Here the KlickZie system is rolled out globally. This is done in stages culture by culture and language by language. Marketing and support staff and services needs to be added as global rollout takes hold.

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Monetizing. As presently conceived, the KlickZie product aims at revenues from four primary sources:

•

Advertising Using pictures and videos as portals of communication allows the presentation of these communications in a framework of the Company's choice, enabling advertisers to place paid ads within this framework (as is done by Google.)

•

User premium service fees KlickZie is intended to be free to consumers. Since KlickZie is handling user imagery and user imagery-based communications, opportunities for users to gain extra KlickZie service are intended to be provided for a fee-based premium user membership.

•

App Developer Revenue As conceived, the KlickZie imaging engine is a powerful tool for generating trustable imagery. The KlickZie cloud is intended to allow developers access to this powerful engine along with KlickZie-provided developer tools enabling them to develop apps of their own invention, access being granted under a revenue sharing arrangement.

•

Enterprise Revenue Because as conceived the KlickZie imaging engine is a powerful tool for generating trustable imagery, it is able to support the needs of business and industrial enterprises for which trustable imagery from employees, customers or partners is mission critical. Are plans are to license our engine to enterprises on a license fee basis.

Funding. The KlickZie product rollout requires substantial funding. We plan on, and are now, seeking funds to finance KlickZie product rollout. Financing may be accomplished by incurring debt, by equity sale or through other means. There can be no assurances given that our funding efforts will be successful.

First revenues. Our Plan of Operations is prepared for first revenues from enterprise users coming on line within the first year after the receipt of funding sufficient to round out the KlickZie team. Preparations for other KlickZie revenue are geared for the two year and out timeframe.

Polybia Studios Pty Ltd

From September 2014 through to the acquisition of Click on May 21, 2015 Click was a client of Polybia Studios Pty Ltd. Polybia Studios Pty was engaged in the development of an app under the brand of Safedate that derived from invention disclosure created by Click. Initial development work and preliminary beta testing was completed in February of 2015. The app is currently under Click review, to be formally released once the review is completed. During the app development period it was identified that the base app could be utilized for other applications with minor changes and this has resulted in extra planned development and end use for the base app of Safedate.

During the app development period, Polybia Studios Pty Ltd set about creating other capabilities such as web page development and graphics and logo development to offer services to related parties and other clients.

Polybia Studios Pty Ltd has also taken on the development of a computer based game which is ongoing.

Competition

Competition in the internet applications arena is intense. If you add up all the applications on the Apple Sapp store, the Google Play Store and elsewhere, there are more than a million smartphone applications available to users. Competition is not over which mousetrap is better among like products, but which product is of interest to the user among offerings that are unalike. In the smartphone applications area the principal consumer elements of competition involve capturing and keeping user mind space, and consist of: degree of product exposure to users, degree of product apparent desirability, pleasure of usage, and persisting necessity for the product in the user's life.

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For the business population, the elements of competition differ slightly. Degree of product exposure becomes degree of sales force activity, degree of product apparent desirability becomes degree of understood business mission criticality, pleasure of usage becomes simplicity of usage, persisting necessity for the product in the user's life becomes ongoing necessity in the business's success.

These elements of competition are well known to our competitors, namely the internet giants including Google, Apple, Facebook and Amazon, all of whom have financial resources and operating staffs substantially larger than those of the Company, and all of whom can focus on the optimization of their products towards the same consumer and business arenas upon which we intend to focus KlickZie.

Digimarc, BatchPhoto, Thirdlight and others all mark, store and track digital imagery similar to the KlickZie system concept. To our knowledge no firm is turning the smartphone into a generally trustable imager or advanced image-based communicator as envisioned here, which requires substantially more talent and development activity than required for marking, storing and tracking digital imagery.

We believe that our greatest competition will be the competition for the mind-space of users and will involve the principal elements of competition we have described above.

Ongoing Transport Division

The Transport Division is headed by Roadships Holdings founder, Micheal Nugent. The division operates in the short-sea and ground freight transport industry sectors.

Plan of Operations

We have acquired domestic and foreign subsidiaries to facilitate our entry into these markets. In the United States, Roadships Acquisitions US, Inc. is our subsidiary designated to identify and act upon synergistic acquisition targets in North America. Roadships America, Inc. ("Roadships Am"), a Florida domiciled private corporation, was established to develop and accommodate organic growth within the North America markets.

The Technology Division, with Roadships Am, plans to build Short Sea Ships -- in partnership with STX Marine Group [Canada, Europe and USA] ("STXM"), and in addition to provide Short Sea Shipping services. Also with Roadships Am the division plans to synergistically acquire, own, and operate ground freight transportation companies throughout North America and Australia.

In response to the U.S. Maritime Administration Coastal Transportation Initiative, Roadships and Roadships Am, in partnership with STX Canada Marine Inc., developed a proprietary design of a high speed ("HS") Roll-on Roll-off ("Ro/Ro") vessel for use in the U.S. coastal transport trade. The Company is in the process of finalizing its initial plans of building two (2) U.S. built Jones Act compliant Ro/Ro vessels ("Flagship Vessels" or "Ships") annually over the next five (5) years.

The pedigree for the HS Monohull design proposed for the Roadships program comes from a vessel concept that was initially developed by Kvaerner Masa Yards - Technology (now STX Europe). The HS vessel design was conceived in the early 1990's for short sea shipping transportation throughout Europe using a hull form derived from a high speed combination Ro/Ro and passenger ("ROPAX") ferry built at the shipyard in Helsinki, Finland. This hull form was extensively tested and improved over a period of 5 years to optimize the hull form that offers the least resistance and allows the ship to maintain high speed.

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Short Sea Shipping Flagship Vessel

Per ship cost is a variable, as requisite construction materials are largely commodities that are affected by changing market conditions. In October 2005, Roadships developed construction costing on Roadships Flagship Vessels from STX Marine Group [Canada, Europe and USA] ("STXM") of ninety million USD ($90,000,000). Subsequently, in October 2008, at the height of the crude oil run-up, the Company requested updated costing from STXM, which came in at double the first estimate; i.e., one hundred eighty million USD ($180,000,000). For the purposes of these financial projections, management has utilized the average of $90,000,000 and $180,000,000, or one hundred thirty five million USD ($135,000,000).

We have not raised any of the capital required to undertake construction of these vessels. In the event that we are unable to raise the funds necessary, our business plan will be severely impacted.

Ground Freight Mergers and Acquisitions

The gestation period for Roadships Flagship Vessels is eighteen (18) months, best case, from start to finish. To drive short term cash flow, the Company plans the acquisition, merger and assimilation of privately held regional freight companies ranging in value from Eight Million USD ($8,000,000) to Twenty Million USD ($20,000,000).

Management has extensive experience in optimizing operations, squeezing-out cost overruns, and maximizing profits beyond industry averages. Strategically, Management intends to identify and acquire two (2) target operations quarterly -- with one of the two being an over-performer and the other an under-performer -- synergistically merging the two so as to optimize future operations of both operating entities.

Management's acquisition strategy calls for the assumption of all existing debt and payment for owner's equity in cash equivalents; i.e., the Company's free trading shares to the extent and degree that the Company is utilizing its stock as cash equivalents for the acquisition (or at least partial acquisition) of hard assets.

The Transport Division head, Roadships founder Micheal Nugent, will continue to develop and create the base for the Roadships Intermodal Transport System, an infrastructure-based project for the transportation of road transport trailers via blue water highways in new generation ships and unloading methodology.

The Company's transport business model and business plan have remained unchanged from the reverse merger that took place in the February -- March 2009 timeframe.

Although operationally integrated, our Transport operations are best examined in three business units: Short Sea Freight Shipping, Freight Shipping Logistics, and, Ground Freight Transport.

Short Sea Shipping:

•	Research and development on the establishment Roadships USA trade routes;
•	Pre-application research and development on a waiver of The Jones Act;
•	Preliminary logistical preparation on the ordering and construction of two USA built Roadships High Speed Monohulls;
•	In discussions with European and USA based ship operators on strategic partnerships;
•	Finalization of strategic sales and marketing for the Company's new trailer designs or retrofit package for use with the new Roadships High Speed Monohulls;
•	Preliminary logistical preparation for the release of Roadships' new loading and unloading equipment for the Company's High Speed Monohulls;

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Ground Freight Transport:

This business unit has plans to acquire and operate ground freight transport business activities supporting and servicing the freight from the new generation ships and unloading methodology of the blue water freight highways.

Freight Shipping Logistics:

Although Roadships' management team has considerable experience in this industry sector, frankly freight logistics services have taken a back seat to developments in the Company's Short Sea Shipping and Ground Freight Transport business units. However, the Company intends to penetrate both the USA and Australian markets over the short-term, most likely by means of merger or acquisition.

Competition

As with the Technology Division, the competition we face in the Transport Division is intense. The principal methods of competition in the transport arena are service, price, experience, reputation and quality of equipment. The Company believes that its transport activity pricing capabilities are competitive and that its ability to provide quality services, experience and equipment is high. Almost all of our competitors have financial resources and operating staffs substantially larger than those of the Company and, from time to time, may use those resources either to lower rates or acquire equipment which, in either case, may provide a competitive advantage over the Company. We plan for the possibility that our vessels may operate from time to time in markets in which there are more vessels than the market can support at a profitable level. While we also plan to shift our tugs, barges, tankers and other vessels away from markets in which there is a surplus of capacity to markets in which the supply of and demand for vessels is more balanced, our competitors tend to engage in similar practices. Over time, these practices by our competitors may undermine the effectiveness of our efforts to deploy our vessels to more balanced markets.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Business Acquired

The audited financial statements of Click Evidence, Inc. for the years ended December 31, 2014 and 2013 are included with this current report beginning on page 13.

Pro-Forma Financial Information

The pro forma financial statements for the years ended December 31, 2014 and 2013 are included with this current report beginning on page 24.

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INDEX TO FINANCIAL STATEMENTS

Click Evidence, Inc.

Audited Financial Statements of Click Evidence, Inc. as of and for the Years Ended December 31, 2014 and 2013.

Consolidated Pro Forma Financial Statements as of and for the Years Ended December 31, 2014 and 2013.

Consolidated Pro Forma Balance Sheets as of December 31, 2014 and 2013	24
Consolidated Pro Forma Statements of Operations for the Years Ended December 31, 2014 and 2013	25
Notes to Consolidated Pro Forma Financial Statements	26

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Click Evidence, Inc.

We have audited the accompanying balance sheets of Click Evidence, Inc. as of December 31, 2014 and 2013, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended December 31, 2014 and 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Click Evidence, Inc. as of December 31, 2014 and 2013, and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company had no revenue and has an accumulated deficit which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

M&K CPAS, PLLC

www.mkacpas.com

Houston, Texas

September 2, 2015

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Click Evidence, Inc.

Balance Sheets

	December 31,
	2014	2013
ASSETS
Current assets:
Cash	$23,705	$23,329
Total current assets	23,705	23,329

TOTAL ASSETS	$23,705	$23,329

LIABILITIES
Accounts payable	$5,016	$870
Convertible note payable, related party	23,500	24,500
Total current liabilities	28,516	25,370

TOTAL LIABILITIES	28,516	25,370

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value, 100,000,000 shares authorized, 14,166,105 and 13,320,250 shares issued and outstanding as of December 31, 2014 and 2013, respectively	1,450,230	1,246,600
Common stock payable	26,667	650
Additional paid in capital	3,330	1,410
Accumulated deficit	(1,485,038)	(1,250,701)
TOTAL STOCKHOLDERS' EQUITY	(4,811)	(2,041)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$23,705	$23,329

The accompanying notes are an integral part of these financial statements.

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Click Evidence, Inc.

Statements of Operations

	Year Ended December 31,
	2014	2013

OPERATING EXPENSES
General and administrative	$232,417	$225,927
Total operating expenses	232,417	225,927

Net operating loss	(232,417)	(225,927)

OTHER INCOME / (EXPENSE)
Interest expense	(1,920)	(1,410)
Total other	(1,920)	(1,410)

Net loss	$(234,337)	$(227,337)

Net loss per common share - basic and diluted	$(0.02)	$(0.02)
Weighted average shares outstanding	13,959,013	12,552,224

The accompanying notes are an integral part of these financial statements.

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Click Evidence, Inc.

Statements of Stockholders’ Equity (Deficit)

	Common Stock		Additional Paid In	Stock	Accumulated	Total Stockholders' Equity /
	Shares	Amount	Capital	Payable	Deficit	(Deficit)
Balance, 12/31/12	11,710,000	$1,020,700	$-	$12,550	$(1,023,364)	$9,886

Shares issued for cash	25,000	40,000				40,000
Shares issued for services	1,584,500	185,900		(11,900)		174,000
Shares issued for offering costs	750					-
Imputed interest	-		1,410			1,410
Net loss	-				(227,337)	(227,337)
Balance, 12/31/13	13,320,250	$1,246,600	$1,410	$650	$(1,250,701)	$(2,041)

Shares issued for cash, net of issue costs	17,500	24,625				24,625
Accrual of stock for services	-	-		26,667		26,667
Shares issued for services	828,355	179,005		(650)		178,355
Imputed interest			1,920			1,920
Net loss					(234,337)	(234,337)
Balance, 12/31/14	14,166,105	$1,450,230	$3,330	$26,667	$(1,485,038)	$(4,811)

The accompanying notes are an integral part of these financial statements.

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Click Evidence, Inc.

Statements of Cash Flows

	Year Ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(234,337)	$(227,337)
Adjustments to reconcile net loss to net cash used in operating activities:
Shares issued for services	178,355	174,000
Stock payable for services	26,667	-
Imputed interest	1,920	1,410

Changes in operating assets and liabilities:
Accounts payable	4,146	360
Net cash used in operating activities	(23,249)	(51,567)

CASH FLOWS FROM FINANCING ACTIVITIES
Shares issued for cash, net of issue costs	24,625	-
Borrowings from convertible note payable, related party	-	28,000
Repayments on convertible note payable, related party	(1,000)	(3,500)
Proceeds from the sale of common stock	-	40,000
Net cash provided by financing activities	23,625	64,500

Net increase/(decrease) in cash	376	12,933
Cash and equivalents - beginning of period	23,329	10,396
Cash and equivalents - end of period	$23,705	$23,329

SUPPLEMENTARY INFORMATION
Cash paid for interest	-	-
Cash paid for income taxes	-	-

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING TRANSACTIONS
Shares issued for stock payable	$650	$11,900

The accompanying notes are an integral part of these financial statements.

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Click Evidence, Inc.

Footnotes to Financial Statements

December 31, 2014

Note 1. Organization

Click Evidence, Inc. (“Click” or “the Company”) is a startup company with minimal operations. Click Evidence, Inc. was organized under the laws of the State of Arizona on August 16, 2012. The Company’s business plan is to develop and market the enterprise products and consumer experiences that arise from the automatic generation, stenographic marking and authentication of trusted smartphone photos and video.

Note 2. Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with United States Generally Accepted Accounting Principles (US GAAP). They reflect all adjustments which are, in the opinion of the Company’s management, necessary for a fair presentation of the financial position and operating results as of and for years ended December 31, 2014 and 2013.

Note 3. Summary of Significant Accounting Policies

USE OF ESTIMATES

The accompanying financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgment. Actual results may vary from these estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents. As of December 31, 2013 and 2014, the Company had no cash equivalents.

INVESTMENTS

The Company accounts for its marketable securities, which are classified as trading securities .in accordance with generally accepted accounting principles for certain investments in debt and equity securities, which requires that trading securities be carried at fair value. Unrealized gains and losses due to changes in fair value as well as realized gains and losses resulting from sales of securities are reported as Other Income/Expenses in the statement of operations. Fair value of the securities is based upon quoted prices in active markets or estimated fair value when quoted market prices are not available. The cost basis for realized gains and losses is determined on a specific identification basis.

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FAIR VALUE OF FINANCIAL INSTRUMENTS

ASC 820, “Fair Value Measurements” and ASC 825, Financial Instruments, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. It establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. It prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liability in markets with insufficient volume or infrequent transactions (less active markets); or model derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

As of December 31, 2013 and 2014, we believe that the recorded value of all of our financial instruments approximate their current fair values because of their nature and respective maturity dates or duration.

NET LOSS PER SHARE CALCULATION

Basic net loss per common share is computed by dividing the net loss attributable to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per shares is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

INCOME TAXES

The Company accounts for income taxes pursuant to FASB ASC 740, Income Taxes. Under FASB ASC 740-10-25, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company’s financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry forwarded period under the Federal tax laws.

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Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about its ability to realize the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

FISCAL YEAR

The Company elected December 31st for its fiscal year end.

Note 4. Going Concern

While management of the Company believes that it will be successful in its planned operating activities under its business plan and capital formation activities, there can be no assurance that it will be able to successfully execute on either of these or that it will be able to generate adequate revenues to earn a profit or sustain its operations.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has not established a source of revenues sufficient to cover its operating costs, and as such, has incurred an operating loss since its inception. Further, as of December 31, 2014 and 2013, the Company had accumulated deficits of $1,485,038 and $1,250,701 respectively. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments or classifications that may result from the possible inability of the Company to continue as a going concern.

Note 5. Common Stock

The authorized number of common shares that may be issued by the Company is 100,000,000 no par value shares. Common stock is presently the Company’s only capital stock.

During 2013, the Company issued an aggregate of 1,610,250 shares as follows:

•	1,400,000 Founders Shares valued at $0.001 per share to Matthew W Staker for services rendered, previously recorded as stock payable.
•	174,000 shares valued at $1 per share to Company consultants and advisors for services rendered, valued at the most recent cash sales price.
•	15,000 shares under the Company’s 2013 Seed Round Private Placement Offering at $2 per share.
•	10,000 shares under the 2012 Friends and Family Private Placement Offering at $1 per share.
•	750 shares at $0 for offering costs.
•	10,500 shares valued at $1 per share to Company consultants and advisors for services rendered, previously recorded as stock payable.

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During 2014, the Company issued an aggregate of 845,855 shares as follows:

•	10,000 shares under the 2012 Friends and Family Private Placement Offering at $1 per share.
•	7,500 shares to an accredited investor for $15,000.
•	178,355 shares for services to Company consultants and advisors for services rendered, valued at the most recent cash price of $1.
•	650,000 shares as founder’s shares historically valued at $0.001.

Also during 2014, we accrued the value of 26,667 shares to a consultant who had earned these shares but were not issued as of the balance sheet date. We valued the shares at the most recent cash price of $1.

Note 6. Income Taxes

Provision for income taxes for 2014 and 2013 are as follows:

	Year Ended December 31,
	2014	2013

Tax loss carry-forwards	$119,433	$63,451

Deferred tax asset at 35% tax rate	41,802	22,208
Valuation allowance	(41,802)	(22,208)
Net deferred tax asset	$-	$-

The Company has reserved the full amount of any possible future income tax benefit arising from our net operating losses from inception to December 31, 2014 because it is presently undeterminable whether future taxable income will be sufficient to utilize the carry-forwards.

Note 7. Related Party Transactions

The Company entered into an agreement with its Chief Engineer and Executive Vice president, Matthew Staker, under which he was paid $500 per week for approximately one year, beginning October 1, 2012 in exchange for his full attention to the startup of the Company.

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On May 5, 2013 (and on August 8, 2013 with an enlargement amendment) the Company entered into a no interest demand-loan agreement with its Chairman, Jon N Leonard (“Jon”) under which the Company may borrow such money from Jon as Jon in his sole discretion is willing to loan. Under this agreement and its enlargement amendment (an amendment enlarging the amount of money that can be borrowed) the Company borrowed $28,000 from Jon between May 30, 2013 and October 31, 2013, and repaid Jon $3,500 of the $28,000 in cash between December 11, 2013 and December 31, 2013, leaving an unpaid balance on this note of $24,500 at December 31, 2013. On August 28, 2014, the Company repaid in cash an additional $1,000 on the note, leaving a currently unpaid balance of $23,500. The terms of the note provide that at the Company’s option, the Company may make repayments in stock, at a fixed share price of $1.00 per share. Also, because this loan is a no interest loan an imputed interest expense of $1,920 and $1,410 was recorded as additional paid-in capital for the years ended December 31, 2014 and 2013, respectively.

During 2013, the Company issued shares to related parties as follows:

•	1,400,000 Founders Shares valued at $0.001 per share to Matthew W Staker for services rendered, previously recorded as stock payable.

During 2014, the Company issued shares to related parties as follows:

•	650,000 shares to Matthew Staker valued at $0.001 per share to related party Mathew Staker, completing the vesting of his Founders Shares which were granted at Company inception.

Note 8. Recent Accounting Pronouncements

In June 2014, the FASB issued ASU 2014-10, "Development Stage Entities". The amendments in this update remove the definition of a development stage entity from the Master Glossary of the ASC thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The amendments in this update are applied retrospectively. The adoption of ASU 2014- 10 removed the development stage entity financial reporting requirements from the Company.

In July 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-11: Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carry-forward, a Similar Tax Loss, or a Tax Credit Carry-forward Exists. The new guidance requires that unrecognized tax benefits be presented on a net basis with the deferred tax assets for such carry-forwards. This new guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2013. The adoption of ASU 2013-11 is not expected to have a material impact on our financial position or results of operations.

In February 2013, FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the transparency of reporting these reclassifications. Other comprehensive income includes gains and losses that are initially excluded from net income for an accounting period. Those gains and losses are later reclassified out of accumulated other comprehensive income into net income. The amendments in the ASU do not change the current requirements for reporting net income or other comprehensive income in financial statements. All of the information that this ASU requires already is required to be disclosed elsewhere in the financial statements under U.S. GAAP. The new amendments will require an organization to:

Present (either on the face of the statement where net income is presented or in the notes) the effects on the line items of net income of significant amounts reclassified out of accumulated other comprehensive income - but only if the item reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period; and

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Cross-reference to other disclosures currently required under U.S. GAAP for other reclassification items (that are not required under U.S. GAAP) to be reclassified directly to net income in their entirety in the same reporting period. This would be the case when a portion of the amount reclassified out of accumulated other comprehensive income is initially transferred to a balance sheet account (e.g., inventory for pension-related amounts) instead of directly to income or expense.

The amendments apply to all public and private companies that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods (interim and annual). The amendments are effective for reporting periods beginning after December 15, 2012, for public companies. Early adoption is permitted. The adoption of ASU No. 2013-02 did not have a material impact on our financial position or results of operations.

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 did not have a material impact on our financial position or results of operations.

The Company has implemented all new accounting pronouncements that might have a material impact on its financial statements.

Note 9. Convertible Note Payable

On May 5, 2013 (and on August 8, 2013 with an enlargement amendment) the Company entered into a no interest demand-loan agreement with its Chairman, Jon N Leonard (“Jon”) under which the Company may borrow such money from Jon as Jon in his sole discretion is willing to loan. Under this agreement and its enlargement amendment (an amendment enlarging the amount of money that can be borrowed) the Company borrowed $28,000 from Jon between May 30, 2013 and October 31, 2013, and repaid Jon $3,500 of the $28,000 in cash between December 11, 2013 and December 31, 2013, leaving an unpaid balance on this note of $24,500 at December 31, 2013. On August 28, 2014, the Company repaid in cash an additional $1,000 on the note, leaving a currently unpaid balance of $23,500. The terms of the note provide that at the Company’s option, the Company may make repayments in stock, at a fixed share price of $1.00 per share. Also, because this loan is a no interest loan an imputed interest expense of $1,920 and $1,410 was recorded as additional paid-in capital for the years ended December 31, 2014 and 2013, respectively. The Company evaluated Dr. Leonard’s note for the existence of beneficial conversion features and found none.

Note 10. Subsequent Events

On May 21, 2015, the Registrant entered into a Share Exchange Agreement (the “Exchange Agreement”) with Click Evidence Inc., an Arizona corporation (“Click”), and certain shareholders of Click (the “Selling Shareholders”), whereby the Selling Shareholders 100% of the issued and outstanding shares of Click common stock to the Registrant in exchange for 1,796,571,209 restricted shares of the Registrant’s common stock (the “Share Exchange”). Under the terms and subject to the provisions of the Exchange Agreement, each of the Selling Shareholders received 127 restricted shares of Roadships common stock for each share of Click common stock sold to the Registrant.

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Roadships Holdings, Inc.

Pro Forma Condensed Consolidated Balance Sheets

(Unaudited)

As of December 31, 2014 and 2013

		December 31, 2014			December 31, 2013
	Ref	Roadships Holdings, Inc. and Consolidated Subsidiaries	Click Evidence, Inc.	Adjustments and Eliminations	Pro Forma Combined	Roadships Holdings, Inc. and Consolidated Subsidiaries	Click Evidence, Inc.	Adjustments and Eliminations	Pro Forma Combined
ASSETS
Current assets
Cash		$407	$23,705	$-	$24,112	$196	$23,329	$-	23,525
Total current assets		407	23,705	-	24,112	196	23,329	-	23,525

Non-current assets
Property, plant and equipment, net		7,960	-	-	7,960	3,221	-	-	3,221
TOTAL ASSETS		$8,367	$23,705	$-	$32,072	$3,417	$23,329	$-	$26,746

LIABILITIES
Accounts payable and accrued expenses		$38,924	$5,016	-	$43,940	$17,840	$870	-	$18,710
Accounts payable - related party		556	-	-	556	566	-	-	566
Accrued interest - related party		329	-	-	329	2,148	-	-	2,148
Loans - related party		187,745	23,500	-	211,245	37,115	24,500	-	61,615
Short-term notes payable		4,063	-	-	4,063	-	-	-	-
Total current liabilities		231,617	28,516	-	260,133	57,669	25,370	-	83,039

TOTAL LIABILITIES		$231,617	$28,516	$-	$260,133	$57,669	$25,370	$-	$83,039

STOCKHOLDERS' DEFICIT
Common stock	A	$29,876	$1,450,230	$(1,450,230)	$29,876	$29,876	$1,246,600	$(1,246,600)	$29,876
Series A convertible preferred		1	-	-	1	1	-	-	1
Series B convertible preferred		-	-	-	-	4	-	-	4
Stock payable		-	26,667	-	26,667	-	650	-	650
Additional paid in capital	A,B,C	32,661,562	3,330	(31,382,417)	1,282,475	32,759,839	1,410	(4,526,735)	28,234,514
Accumulated deficit	A,B,C	(32,909,787)	(1,485,038)	32,832,647	(1,562,178)	(32,832,647)	(1,250,701)	5,773,335	(28,310,013)
Effect of foreign currency translation		(4,902)	-	-	(4,902)	(11,325)	-	-	(11,325)
Total stockholders' equity (deficit)		(223,250)	(4,811)	-	(228,061)	(54,252)	(2,041)	-	(56,293)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT		$8,367	$23,705	$-	$32,072	$3,417	$23,329	$-	$26,746

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Roadships Holdings, Inc.

Pro Forma Condensed Statements of Operations

(Unaudited)

For the Years Ended December 31, 2014 and 2013

	December 31, 2014			December 31, 2013
	Roadships Holdings, Inc. and Consolidated Subsidiaries	Click Evidence, Inc.	Adjustments and Eliminations	Pro Forma Combined	Roadships Holdings, Inc. and Consolidated Subsidiaries	Click Evidence, Inc.	Adjustments and Eliminations	Pro Forma Combined
Operating Expenses
General and administrative	$71,008	$232,417	$-	$303,425	$2,573,110	$225,927	$-	$2,799,037
Depreciation	3,592	-	-	3,592	7,066	-	-	7,066
Total operating expenses	74,600	232,417	-	307,017	2,580,176	225,927	-	2,806,103
Operating loss	(74,600)	(232,417)	-	(307,017)	(2,580,176)	(225,927)	-	(2,806,103)

Other income (expense)
Interest expense	(2,540)	(1,920)	-	(4,460)	(2,307)	(1,410)	-	(3,717)
Loss on extinguishment of debt	-	-	-	-	(24,476,829)	-	-	(24,476,829)
Total other	(2,540)	(1,920)	-	(4,460)	(24,479,136)	(1,410)	-	(24,480,546)

Net loss	$(77,140)	$(234,337)	$-	$(311,477)	$(27,059,312)	$(227,337)	$-	$(27,286,649)
Effect of foreign currency exchange	6,423	-	-	6,423	(11,325)	-	-	(11,325)
Net comprehensive loss	$(70,717)	$(234,337)	$-	$(305,054)	$(27,070,637)	$(227,337)	$-	$(27,297,974)

Net loss per common share, basic and diluted	$(0.00)			$(0.00)	$(0.01)			$(0.01)
Weighted average shares outstanding	2,987,633,430			2,987,633,430	2,412,838,909			2,412,838,909

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Roadships Holdings, Inc.

Notes to Pro Forma Condensed Financial Statements

Note 1. The Company and Significant Accounting Policies

The pro forma condensed consolidated balance sheets and statements of operations of the Company as of and for the years ended December 31, 2014 and 2013 (the “Pro Forma Financial Statements”) give effect to the exchange of shares, as described in Item 2.01 of this current report, as if the transaction had been completed on January 1, 2013.

The Pro Forma Financial Statements were derived by adjusting the Company’s historical financial statements to adjust for the inclusion of all of the assets and liabilities of Click Evidence, Inc.

Note 2. Pro Forma Adjustments

The following adjustments were made to the Pro Forma Financial Statements:

A.

Click common stock had no par value. Consequently, all of the value of the share issuances through the date of the reverse merger was put to the Common Stock line item. This entry reclassifies this amount into the Additional Paid in Capital line item. 2013 amount: $1,246,600; 2014 amount: $1,450,230.

B.	Close accumulated deficit of Roadships Holdings as of December 31, 2012 to Additional Paid in Capital. Amount: $5,773,335.

C.	Close accumulated deficit of Roadships Holdings as of December 31, 2013 to Additional Paid in Capital. Amount: $32,832,647.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADSHIPS HOLDINGS INC.

Date: September 2, 2015	By:	/s/ Dr. Jon Leonard
Dr. Jon Leonard
Chairman & CEO

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